Exhibit 99.1

Mavenir Systems Reports Third Quarter 2013 Financial Results

•	Record quarterly revenue of $26.0 million, an increase of 52% year-over-year

•	Won 5 new customer contracts for VoLTE and RCS products

•	Performance at the high end of our expectations as provided in the prospectus for our recent public offering

•	GAAP operating loss was $(3.4) million compared to $(4.4) million year-over-year

•	Non-GAAP operating loss narrowed to $(1.5) million from $(4.1) million year-over-year

Richardson, TX – December 4, 2013 – Mavenir Systems (NYSE: MVNR), today reported financial results for the third quarter of 2013 and provided its outlook for the fourth quarter of 2013.

Total revenue for the third quarter of 2013 was $26.0 million, an increase of 52% year-over-year. GAAP net loss for the third quarter of 2013 was $(4.5) million, compared with $(3.4) million in the third quarter of 2012. Non-GAAP net loss for the third quarter of 2013 was $(2.9) million, compared with $(4.1) million in the third quarter of 2012. GAAP operating loss for the third quarter of 2013 was $(3.4) million, compared with $(4.4) million in the third quarter of 2012. Non-GAAP operating loss which excludes stock-based compensation, depreciation and amortization was $(1.5) million, or 6% of revenue, in Q3 2013 versus $(4.1) million, or 24% of revenue, for the third quarter of 2012.

GAAP gross profit margin of 47.9% in the quarter was at the high end of the expected range provided in the prospectus for our recent initial public offering. Non-GAAP gross profit margin was 49.0%.

Net loss per share was $(3.35) for the third quarter of 2013 compared with $(2.61) for the third quarter of 2012, based on net loss attributable to common shares outstanding in the third quarter of 2013. As outlined in the accompanying table entitled “Reconciliation of Non-GAAP Earnings Per Share” included in this press release, the Non-GAAP pro forma net loss per share was $(0.16) for the third quarter of 2013 compared with $(0.23) for the third quarter of 2012.

A description of the Non-GAAP and pro forma calculations and reconciliation to comparable GAAP measures is provided in the accompanying table entitled “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.”

“Mavenir delivered another solid quarter, reporting revenue at the high end of our expectations. Our business momentum continued to strengthen with record quarterly revenue and an expanded customer base, both of which are a direct result of our highly differentiated technology,” said Pardeep Kohli, president and chief executive officer, Mavenir Systems. “Migration to 4G LTE is accelerating, increasing the demand for our Voice over LTE (VoLTE) and Rich Communication Services (RCS) products and we see a substantial market opportunity ahead of us.”

Mavenir Business and Financial Highlights

•	We experienced 52% year-over-year revenue growth in the third quarter of 2013; our revenue in the Americas region grew 81% year-over-year and our revenue in the Europe, Middle East and Africa region grew 75% year-over-year;

•	We added 5 mobile operators as our customers using our VoLTE and RCS products, now giving us a total of 8 customers in the Americas, 14 customers in Europe, Middle East and Africa and 2 customers in Asia that are using our VoLTE and RCS products;

•	We completed our initial public offering, and our common stock began trading on the New York Stock Exchange on November 7, 2013;

•	We introduced a significant new product, a Session Border Controller designed for 4G LTE mobile networks.

Guidance

Mavenir is providing the following fourth quarter 2013 guidance with respect to anticipated total revenue, Non-GAAP gross margin, Non-GAAP operating loss, Non-GAAP net loss and Non-GAAP pro forma net loss per share.

•	Revenue to range from $26.0 million to $27.0 million, reflecting growth of 55% to 61% over the fourth quarter of 2012;

•	Non-GAAP gross margin from 56% to 58%;

•	Non-GAAP operating loss to range from $(1.5) million to $(0.5) million;

•	Non-GAAP net loss to range from $(2.9) million to $(1.9) million;

•	Non-GAAP pro forma net loss per share ranging from $(0.14) to $(0.09) (based on a forecasted weighted average number of shares outstanding of 20,723,298).

Conference Call

Mavenir will discuss its third quarter 2013 results and its business outlook via teleconference today at 5:00 p.m. Eastern Time. To access this call, investors can dial the toll free number 1-855-302-8830 (domestic) or 1-330-871-6073 with the ID#12353810, or access a live webcast of the conference call at Mavenir’s website http://investor.mavenir.com.

A replay will be available following the call on Mavenir Systems’ Investor Relations website or for one week at the following numbers: 1-855-859-2056 (domestic) or 1-404-537-3406 (international) with ID# 12353810.

Non-GAAP Financial Measures & Definitions

In addition to disclosing financial results that are determined in accordance with U.S. GAAP, Mavenir discloses non-GAAP operating loss, non-GAAP net loss and non-GAAP net loss per share, which are non-GAAP financial measures, as supplemental measures. Non-GAAP operating loss represents operating loss before depreciation, amortization and stock-based compensation, which metric our prospectus dated November 6, 2013 referred to as adjusted EBITDA. Non-GAAP net loss represents non-GAAP operating loss after interest and taxes. Non-GAAP net loss per share represents non-GAAP net loss divided by our weighted average common shares outstanding. These measures are used by management to evaluate our business and that management believes may help investors evaluate the Company’s fundamental operational performance. Management believes these non-GAAP measures facilitate operating performance comparisons from period to period by excluding potential differences caused by variations in capital structures, tax position, depreciation, amortization, stock-based compensation expense and certain other expenses. These measures are not measures of our financial performance under U.S. GAAP and should not be considered in isolation or a substitute for net loss, operating loss or other performance measures as determined in accordance with U.S. GAAP. These measures should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. Please refer to the accompanying tables entitled “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Earnings Per Share” for a reconciliation of consolidated GAAP operating loss to non-GAAP operating loss, consolidated GAAP net loss to non-GAAP net loss.

In determining our guidance for the fourth quarter of 2013 set forth in “Guidance,” we have chosen to use non-GAAP measures for all metrics other than revenue. The non-GAAP metrics exclude the effects of foreign exchange translation and stock-based compensation. The effects of these two items are difficult to forecast in advance as they relate to future foreign exchange rates and future stock prices, which are subject to external factors that are difficult to predict. As a result, Mavenir does not give guidance on GAAP metrics other than revenue.

Forward-Looking Statements

Statements in this press release that are not purely historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include the statements under “2013 Outlook” above as well as statements regarding Mavenir’s expectations with respect to revenue, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP pro forma net loss per share, as well as statements about the migration to 4G technology by mobile service providers and Mavenir’s views about its market opportunity. Forward-looking statements can generally be identified by words such as “anticipates,” “may,” “can,” “believes,” “expects,” “projects,” “intends,” “likely,” “target,” “will,” “to be” and other expressions that are predictions or indicate future events, trends or prospects, although not all forward-looking statements contain these identifying words. These forward-looking statements represent management’s current expectations and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Mavenir to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Accordingly, investors should not place undue reliance on these forward-looking statements.

Factors that could cause actual results to differ materially from those indicated by the forward-looking statements include risks regarding the timing of the adoption of 4G by mobile service providers around the world; mobile service providers’ investment in next-generation communications technology; our ability to sell solutions to mobile service providers, particularly those serving large numbers of customers; the length and variability of the sales cycles for our solutions; actions taken by our competitors; our ability to negotiate acceptable financial terms with our mobile service provider customers; the performance of our solutions when implemented in mobile service provider networks; management’s ability to accurately forecast Mavenir’s financial results; the timing of revenues and the application of complex revenue recognition rules to such revenues; prolonged negative economic conditions in domestic and global markets; and other factors described in our filings with the Securities and Exchange Commission (“the SEC”), including under the caption “Risk Factors” and elsewhere in our prospectus filed with the SEC on November 7, 2013. Additional information will also be set forth in Mavenir’s quarterly report on Form 10-Q for the quarter ended September 30, 2013, as well as its annual reports on Form 10-K and other future SEC filings. There is no assurance that Mavenir’s expectations will be realized. If one or more of these risks or uncertainties materialize, or if Mavenir’s underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. The statements in this press release are made as of the date of this press release, even though this press release is made available on Mavenir’s website or otherwise. Mavenir does not assume any obligation to update the forward-looking statements provided herein to reflect events that occur or circumstances that exist after the date on which the forward-looking statements were made, except as required by law.

About Mavenir:

Mavenir is a leading provider of software-based networking solutions that enable mobile service providers to deliver high-quality internet protocol (IP)-based voice, video, rich communication and enhanced messaging services to their subscribers globally. Mavenir’s mOne® software platform has enabled leading mobile service providers to introduce the industry’s first live network deployment of Voice over LTE (VoLTE) and the industry’s first live deployment of next-generation Rich Communication Services 5.0 (RCS). Our solutions deliver next-generation services such as RCS, VoLTE and Voice over Wi-Fi (VoWi-Fi) over existing 2G and 3G networks and next-generation 4G LTE networks. www.mavenir.com

© 2013 Mavenir Systems, Inc. All rights reserved.

mOne® , mStore™ and mCloud™ are trademarks and registered trademarks of Mavenir Systems, Inc.

Mavenir Systems, Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Revenues
Software products	$20,788	$11,848	$58,052	$41,181
Maintenance	5,183	5,260	16,109	15,877

	25,971	17,108	74,161	57,058

Cost of revenues
Software products	10,806	6,068	28,220	17,314
Maintenance	2,716	1,900	5,543	5,744

	13,522	7,968	33,763	23,058

Gross profit	12,449	9,140	40,398	34,000
Operating expenses:
Research and development	5,436	5,552	16,934	18,401
Sales and marketing	4,675	4,025	14,331	12,633
General and administrative	5,745	3,995	15,106	11,942

Total operating expenses	15,856	13,572	46,371	42,976

Operating loss	(3,407)	(4,432)	(5,973)	(8,976)
Other expense (income):
Interest income	(4)	(6)	(12)	(10)
Interest expense	1,072	44	2,187	73
Foreign exchange loss (gain)	(316)	(1,095)	2,328	(225)

Total other expense (income), net	752	(1,057)	4,503	(162)

Loss before income tax	(4,159)	(3,375)	(10,476)	(8,814)
Income tax expense	354	43	1,972	254

Net loss	(4,513)	(3,418)	(12,448)	(9,068)

Net loss per common share:
Basic	$(3.35)	$(2.61)	$(9.28)	$(7.14)

Diluted	$(3.35)	$(2.61)	$(9.28)	$(7.14)

Weighted average common shares outstanding:
Basic and diluted	1,348	1,310	1,342	1,270

Mavenir Systems, Inc. and Subsidiaries

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

		Pro forma at
	September 30,	September 30, (1)	December 31,
	2013	2013	2012
	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$7,968	$7,968	$7,402
Accounts receivable, net of allowance of $670 and $382 at September 30, 2013, and December 31, 2012 respectively	16,929	16,929	15,159
Unbilled revenue	8,728	8,728	9,782
Inventories	4,847	4,847	2,255
Prepaid expenses and other current assets	6,804	6,804	6,484
Deferred contract costs	6,761	6,761	5,288

Total current assets	52,037	52,037	46,370
Non-current assets:
Property and equipment, net	5,297	5,297	5,919
Intangible assets, net	5,289	5,289	5,714
Deposits and other assets	1,373	1,373	1,555
Goodwill	895	895	923

Total assets	$64,891	$64,891	$60,481

Liabilities and shareholders’ deficit:
Current liabilities:
Trade accounts payable	$4,221	$4,221	$6,087
Accrued liabilities	14,771	14,771	14,067
Deferred revenue	9,360	9,360	12,927
Income tax payable	554	554	27
Deferred income tax	—	—	34

Total current liabilities	28,906	28,906	33,142
Non-current liabilities:
Other long-term liabilities	626	626	876
Long-term debt	33,282	33,282	14,700

Total liabilities	62,814	62,814	48,718

Series A redeemable convertible preferred stock, $0.001 par value. 3,733,963 shares authorized; 3,733,963 shares issued and outstanding.	13,005	—	13,005
Series B redeemable convertible preferred stock, $0.001 par value. 3,818,210 shares authorized; 3,818,210 shares issued and outstanding.	20,500	—	20,500
Series C redeemable convertible preferred stock, $0.001 par value. 3,526,218 shares authorized; 2,616,704 shares issued and outstanding.	17,478	—	17,478
Series D redeemable convertible preferred stock, $0.001 par value. 1,728,569 shares authorized; 1,728,569 shares issued and outstanding.	13,575	—	13,575
Series E redeemable convertible preferred stock, $0.001 par value. 4,590,744 shares authorized; 4,555,021 shares issued and outstanding.	40,000	—	40,000
Commitments and contingencies
Shareholders’ deficit:
Common stock, $0.001 par value. 22,171,986 shares authorized; 2,106,635 and 2,087,281 shares issued at September 30, 2013, and December 31, 2012, respectively; 1,357,219 and 1,337,906 shares outstanding at September 30, 2013, and December 31, 2012, respectively: 17,809,686 shares outstanding, pro forma	1	18	1
Additional paid-in capital	4,027	4,010	1,215
Accumulated deficit	(108,025)	(3,467)	(95,577)
Accumulated other comprehensive income	1,516	1,516	1,566

Total shareholders’ deficit	(102,481)	2,077	(92,795)

Total liabilities and shareholders’ deficit	$64,891	$64,891	$60,481

(1)	The unaudited pro forma balance sheet gives effect to the conversion of all outstanding redeemable convertible preferred stock into 16,452,467 shares of common stock upon the completion of an initial public offering.

Mavenir Systems, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012
Operating activities:
Net loss	$(12,448)	$(9,068)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment	1,769	1,008
Amortization of intangible assets	1,080	964
Amortization of debt discount	216	—
Provision for bad debts and doubtful accounts	388	111
Stock-based compensation expense	1,161	203
Unrealized foreign currency loss	662	1,696
Loss on sale of assets	1	—
Changes in operating assets and liabilities:
Accounts receivable	(1,686)	1,259
Unbilled revenue	925	(3,850)
Deposits and other current assets	(465)	44
Inventories	(2,592)	(578)
Prepaid expenses	(527)	(1,728)
Deferred contract costs	(1,399)	(944)
Deferred revenue	(3,325)	(6,678)
Accounts payable and accrued liabilities	(738)	3,569

Net cash used in operating activities	(16,978)	(13,992)

Investing activities:
Purchases of property and equipment	(1,962)	(2,465)

Net cash used in investing activities	(1,962)	(2,465)

Financing activities:
Borrowing from long-term debt	27,000	—
Borrowing from line of credit	—	3,000
Repayments of long-term debt	(7,000)	—
Repayments of line of credit borrowing	—	(122)
Exercise of options to purchase common stock	17	61

Net cash provided by financing activities	20,017	2,939

Effect of foreign currency exchange rate changes on cash and cash equivalents	(511)	(500)

Net increase (decrease) in cash and cash equivalents	566	(14,018)
Cash and cash equivalents at beginning of period	7,402	19,466

Cash and cash equivalents at end of period	$7,968	$5,448

Supplemental cash flow information:
Cash paid for interest	$1,627	$72

Income tax payments, net	$254	$256

Mavenir Systems, Inc. and Subsidiaries

Revenue Metrics

(in thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenue by type:
Software products	$20,788	$11,848	$58,052	$41,181
Maintenance	5,183	5,260	16,109	15,877

Total	$25,971	$17,108	$74,161	$57,058

Revenue by Product Group:
Enhanced Messaging	$16,108	$10,622	$49,458	$38,786
Video/Voice	9,863	6,486	24,703	18,272

Total	$25,971	$17,108	$74,161	$57,058

Revenue by Geographic Area:
Americas	$15,678	$8,666	$37,041	$28,952
EMEA	7,325	4,177	24,994	16,661
APAC	2,968	4,265	12,126	11,445

Total	$25,971	$17,108	$74,161	$57,058

Mavenir Systems, Inc. and Subsidiaries

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures

(in thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Software Products
Revenue	$20,788	$11,848	$58,052	$41,181
Cost of Revenue	10,806	6,068	28,220	17,314
Amortization and Depreciation	134	37	375	256
Stock Based Compensation	131	—	131	—
Gross Profit (GAAP)	9,982	5,780	29,832	23,867
Gross Profit (Non-GAAP)	10,247	5,817	30,338	24,123
Maintenance
Revenue	5,183	5,260	16,109	15,877
Cost of Revenue	2,716	1,900	5,543	5,744
Gross Profit (GAAP)	2,467	3,360	10,566	10,133
Gross Profit (Non-GAAP)	2,467	3,360	10,566	10,133
Total Revenue	25,971	17,108	74,161	57,058
Total Gross Profit (GAAP)	12,449	9,140	40,398	34,000
Gross Profit Margin % (GAAP)	47.9%	53.4%	54.5%	59.6%
Gross Profit (Non-GAAP)	12,714	9,177	40,904	34,256
Gross Profit Margin % (Non-GAAP)	49.0%	53.6%	55.2%	60.0%
Operations Expenses
R&D (GAAP)	5,436	5,552	16,934	18,401
Amortization and Depreciation	284	78	778	533
Stock Based Compensation	209	—	209	—
R&D (Non-GAAP)	4,943	5,474	15,947	17,868
S&M (GAAP)	4,675	4,025	14,331	12,633
Amortization and Depreciation	—	—	—	—
Stock Based Compensation	400	—	400	—
S&M (Non-GAAP)	4,275	4,025	13,931	12,633
G&A (GAAP)	5,745	3,995	15,106	11,942
Amortization and Depreciation	632	172	1,696	1,183
Stock Based Compensation	120	87	421	203
G&A (Non-GAAP)	4,993	3,736	12,989	10,556
Total Operating Expenses (GAAP)	15,856	13,572	46,371	42,976
Operating Expenses (Non-GAAP)	14,211	13,235	42,867	41,057
Operating Loss (GAAP)	$(3,407)	$(4,432)	$(5,973)	$(8,976)
Net Interest	1,068	38	2,175	63
Foreign exchange (gain)/loss	(316)	(1,095)	2,328	(225)
Taxes	354	43	1,972	254

Net Loss (GAAP)	$(4,513)	$(3,418)	$(12,448)	$(9,068)
Operating Loss (Non-GAAP)*	$(1,497)	$(4,058)	$(1,963)	$(6,801)
Net Interest	1,068	38	2,175	63
Taxes	354	43	1,972	254

Net Loss (Non-GAAP)	$(2,919)	$(4,139)	$(6,110)	$(7,118)

*	Non-GAAP Operating Income is Mavenir Adjusted EBITDA as reported in the Company prospectus.

Mavenir Systems, Inc. and Subsidiaries

Reconciliation of Non-GAAP Earnings Per Share

(all shares are weighted average outstanding for period presented)

( In thousands, except share and per share data)

(Unaudited)

			Three Months Ended September 30,
			2013	2012
GAAP weighted average common shares outstanding			1,348,151	1,309,581
Conversion of preferred shares	*		16,452,467	16,452,467

Proforma weighted average common shares outstanding			17,800,618	17,762,048
Non-GAAP net loss			$(2,919)	$(4,139)
Proforma non-GAAP net loss per share			$(0.16)	$(0.23)

Q4 2013 Forecast
Beginning shares outstanding			1,357,219
Conversion of preferred shares			16,452,467
Shares issued at initial public offering	*	*	2,906,667
Options exercised	*	**	6,945

Proforma weighted average common shares outstanding			20,723,298
Non-GAAP net loss range			$(2,900)	$(1,900)
Proforma non-GAAP net loss per share			$(0.14)	$(0.09)

*	Assumes conversion of preferred shares at beginning of period
**	Represents weighted average of 5,450,000 shares issued, which includes 129,708 shares from certain selling stockholders.
***	Options exercised as of December 3, 2013

CONTACTS:

Investor Contact:

Doug Patterson

Mavenir Systems, Inc.

IR@mavenir.com

469-916-4393 x 5090

Press Contact:

Maryvonne Tubb

Mavenir Systems, Inc.

PR@mavenir.com

469-916-4393 x 5080